EXHIBIT 10.7

REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"),  dated as of March 15, 2003 by and between CYBERLUX CORPORATION,  a Nevada corporation,  with its principal office located at CYBERLUX CORPORATION, 50 Orange Road, PO BOX 2010, Pinehurst, NC 28370-2010(the  "COMPANY"),  and CORNELL  CAPITAL  PARTNERS,  LP, a Delaware limited partnership (the "INVESTOR").

         WHEREAS:

         A. In  connection  with the  Equity  Line of  Credit  Agreement  by and between the parties  hereto of even date  herewith  (the  "EQUITY LINE OF CREDIT AGREEMENT"),  the  Company  has  agreed,  upon  the  terms  and  subject  to the conditions  of the  Equity  Line of Credit  Agreement,  to issue and sell to the Investor that number of shares of the Company's  common stock, par value $0.001 per share (the "COMMON STOCK"),  which can be purchased pursuant to the terms of the Equity  Line  Credit  Agreement  for an  aggregate  purchase  price of up to $10,000,000.  Capitalized  terms  not  defined  herein  shall  have the  meaning ascribed to them in the Equity Line of Credit Agreement.

         B. To induce the  Investor  to execute  and  deliver the Equity Line of Credit Agreement,  the Company has agreed to provide certain registration rights under the  Securities  Act of 1933,  as amended,  and the rules and  regulations there under, or any similar  successor statute  (collectively,  the "1933 ACT"), and applicable state securities laws.

         NOW,  THEREFORE,  in  consideration  of the  premises  and  the  mutual covenants  contained  herein  and other  good and  valuable  consideration,  the receipt and  sufficiency of which are hereby  acknowledged,  the Company and the Investor hereby agree as follows:

         1. DEFINITIONS.
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         As used in this Agreement, the following terms shall have the following meanings:

            a. "PERSON" means a corporation,  a limited  liability  company,  an association,  a partnership,  an  organization,  a business,  an  individual,  a governmental or political subdivision thereof or a governmental agency.

            b.  "REGISTER,"   "REGISTERED,"  and   "REGISTRATION"   refer  to  a registration   effected  by  preparing  and  filing  one  or  more  Registration Statements  (as defined  below) in compliance  with the 1933 Act and pursuant to Rule 415  under  the 1933  Act or any  successor  rule  providing  for  offering securities on a continuous or delayed basis ("RULE 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

            c.  "REGISTRABLE  SECURITIES"  means  the  shares  of  Common  Stock issuable to Investors pursuant to the Equity Line of Credit Agreement.

            d. "REGISTRATION STATEMENT" means a registration statement under the 1933 Act which covers the Registrable Securities.

         2. REGISTRATION.
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            a. MANDATORY  REGISTRATION.  The Company shall prepare and file with the SEC a  Registration  Statement on Form S-1, SB-2 or on such other form as is available to register 40,000,000 shares of the Company's Common Stock.  The  Company shall cause such  Registration  Statement to be declared effective by  the SEC prior to the first sale to Investor of the Company's Common Stock  pursuant to the Equity Line of Credit Agreement.

            b. SUFFICIENT NUMBER OF SHARES  REGISTERED.  In the event the number of shares  available  under a Registration  Statement  filed pursuant to Section 2(a) is  insufficient  to cover  all of the  Registrable  Securities  which  the Investor  has  purchased  pursuant to the Equity Line of Credit  Agreement,  the Company  shall  amend the  Registration  Statement,  or file a new  Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of such  Registrable  Securities  which the Investor has  purchased pursuant to the Equity Line of Credit  Agreement as soon as practicable,  but in any event not later than fifteen (15) days after the necessity therefore arises. The  Company  shall use it best  efforts  to cause  such  amendment  and/or  new Registration  Statement to become effective as soon as practicable following the filing thereof.  For purposes of the foregoing  provision,  the number of shares available under a Registration  Statement shall be deemed "insufficient to cover all of the  Registrable  Securities"  if at any time the  number of  Registrable Securities  issuable  on an Advance  Notice  Date is greater  than the number of shares available for resale under such Registration Statement.

         3. RELATED OBLIGATIONS.
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            a. The  Company  shall  keep the  Registration  Statement  effective pursuant  to Rule 415 at all times  until the date on which the  Investor  shall have sold all the Registrable  Securities covered by such Registration Statement (the  "REGISTRATION  PERIOD"),   which  Registration  Statement  (including  any amendments or supplements thereto and prospectuses  contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein,  or necessary to make the statements  therein, in light of the circumstances in which they were made, not misleading.

            b. The Company shall  prepare and file with the SEC such  amendments (including   post-effective   amendments)  and  supplements  to  a  Registration Statement  and  the  prospectus  used  in  connection  with  such   Registration Statement,  which  prospectus  is to be filed  pursuant to Rule 424  promulgated under the 1933 Act,  as may be  necessary  to keep such  Registration  Statement effective at all times during the Registration  Period, and, during such period, comply with the  provisions of the 1933 Act with respect to the  disposition  of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such  Registrable  Securities shall have been disposed of in  accordance  with the  intended  methods of  disposition  by the seller or sellers  thereof  as set forth in such  Registration  Statement.  In the case of amendments and supplements to a Registration  Statement which are required to be filed  pursuant to this Agreement  (including  pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB,  Form 10-QSB or Form 8-K or any analogous  report under the  Securities  Exchange Act of 1934, as amended (the "1934 ACT"), the Company shall have  incorporated  such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements  with the SEC on the same day on which the 1934 Act  report is filed which  created  the  requirement  for the  Company  to amend or  supplement  the Registration Statement.

            c. The Company shall furnish to the Investor without charge,  (i) at least one copy of such Registration  Statement as declared  effective by the SEC and any amendment(s) thereto,  including financial statements and schedules, all documents  incorporated therein by reference,  all exhibits and each preliminary prospectus,  (ii) ten (10)  copies  of the  final  prospectus  included  in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may  reasonably  request) and (iii) such other documents as such Investor may reasonably  request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

            d. The  Company  shall  use its best  efforts  to (i)  register  and qualify the  Registrable  Securities  covered by a Registration  Statement under such other  securities  or "blue sky" laws of such  jurisdictions  in the United States as the  Investor  reasonably  requests,  (ii)  prepare  and file in those jurisdictions,   such  amendments  (including  post-effective   amendments)  and supplements  to such  registrations  and  qualifications  as may be necessary to maintain the effectiveness  thereof during the Registration  Period,  (iii) take such other  actions as may be  necessary  to  maintain  such  registrations  and qualifications in effect at all times during the Registration  Period,  and (iv) take all  other  actions  reasonably  necessary  or  advisable  to  qualify  the Registrable Securities for sale in such jurisdictions;  provided,  however, that the  Company  shall not be required in  connection  therewith  or as a condition thereto to (w) make any change to its certificate of  incorporation  or by-laws, (x) qualify to do business in any  jurisdiction  where it would not otherwise be required to qualify but for this  Section  3(d),  (y) subject  itself to general taxation in any such  jurisdiction,  or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or  qualification  of any of the Registrable  Securities for sale under the securities or "blue sky" laws of any  jurisdiction  in the United States or its  receipt  of  actual  notice  of the  initiation  or threat of any proceeding for such purpose.

            e. As promptly as practicable  after becoming aware of such event or development,  the Company  shall notify the Investor in writing of the happening of any event as a result  of which the  prospectus  included  in a  Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated  therein or necessary to make the statements therein, in light of the circumstances under which they were made,  not  misleading  (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such  supplement or amendment to each  Investor.  The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus  supplement or  post-effective  amendment has been filed,  and when  a  Registration  Statement  or any  post-effective  amendment  has  become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness),  (ii) of any request by the

SEC for  amendments  or  supplements  to a  Registration  Statement  or  related prospectus  or  related  information,  and  (iii)  of the  Company's  reasonable determination that a post-effective  amendment to a Registration Statement would be appropriate.

            f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable  Securities for sale in any  jurisdiction  within the United  States of America  and, if such an order or  suspension  is  issued,  to obtain  the  withdrawal  of such  order or suspension  at the  earliest  possible  moment and to notify the Investor of the issuance  of such  order and the  resolution  thereof  or its  receipt of actual notice of the initiation or threat of any proceeding for such purpose.

            g. At the  reasonable  request of the  Investor,  the Company  shall furnish to the Investor,  on the date of the  effectiveness  of the Registration Statement  and  thereafter  from time to time on such dates as the  Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified  public  accountants in form and substance as is customarily  given by independent  certified  public  accountants to  underwriters  in an underwritten public  offering,  and  (ii) an  opinion,  dated  as of such  date,  of  counsel representing the Company for purposes of such Registration  Statement,  in form, scope and substance as is customarily given in an underwritten  public offering, addressed to the Investor.

            h. The  Company  shall  make  available  for  inspection  by (i) the Investor  and (ii) one firm of  accountants  or  other  agents  retained  by the Investor  (collectively,  the  "INSPECTORS")  all pertinent  financial and other records,  and  pertinent  corporate  documents  and  properties  of the  Company (collectively,  the "RECORDS"),  as shall be reasonably deemed necessary by each Inspector,  and cause the Company's officers,  directors and employees to supply all information which any Inspector may reasonably request;  provided,  however, that each Inspector  shall agree,  and the Investor  hereby  agrees,  to hold in strict  confidence and shall not make any disclosure  (except to an Investor) or use of any Record or other  information  which the  Company  determines  in good faith to be  confidential,  and of which  determination  the  Inspectors  are so notified,  unless (a) the  disclosure  of such  Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final,  non-appealable subpoena or order from a court or government body of competent  jurisdiction,  or (c) the  information  in such Records has been made generally  available to the public other than by disclosure in violation of this or any other  agreement of which the Inspector  and the Investor has  knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or  governmental  body of competent  jurisdiction  or through other means, give prompt notice to the Company and allow the Company, at its expense,  to undertake  appropriate  action to prevent  disclosure of, or to obtain a protective order for, the Records deemed confidential.

            i. The Company shall hold in confidence  and not make any disclosure of  information  concerning  the  Investor  provided to the  Company  unless (i) disclosure  of such  information  is  necessary  to comply with federal or state securities  laws, (ii) the disclosure of such  information is necessary to avoid or correct a misstatement or omission in any Registration  Statement,  (iii) the

release of such  information  is ordered  pursuant to a subpoena or other final, non-appealable   order  from  a  court  or   governmental   body  of   competent jurisdiction,  or (iv) such information has been made generally available to the public other than by  disclosure  in  violation  of this  Agreement or any other agreement.  The Company agrees that it shall,  upon learning that  disclosure of such  information  concerning  the  Investor  is  sought  in  or by a  court  or governmental body of competent  jurisdiction or through other means, give prompt written  notice  to the  Investor  and  allow the  Investor,  at the  Investor's expense, to undertake  appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

            j. The Company  shall use its best  efforts  either to cause all the Registrable  Securities covered by a Registration  Statement (i) to be listed on each securities  exchange on which securities of the same class or series issued by the Company  are then  listed,  if any,  if the  listing of such  Registrable Securities is then  permitted  under the rules of such exchange or to secure the inclusion for quotation on the National Association of Securities Dealers,  Inc. OTC Bulletin Board for such  Registrable  Securities.  The Company shall pay all fees and  expenses in  connection  with  satisfying  its  obligation  under this Section 3(j).

            k. The  Company  shall  cooperate  with the  Investor  to the extent applicable,  to facilitate the timely  preparation  and delivery of certificates (not bearing any restrictive legend) representing the Registrable  Securities to be offered pursuant to a Registration  Statement and enable such certificates to be in such  denominations  or amounts,  as the case may be, as the  Investor may reasonably request and registered in such names as the Investor may request.

            l. The Company  shall use its best efforts to cause the  Registrable Securities  covered by the  applicable  Registration  Statement to be registered with or approved by such other  governmental  agencies or  authorities as may be necessary to consummate the disposition of such Registrable Securities.

            m. The  Company  shall  make  generally  available  to its  security holders  as soon as  practical,  but not later than  ninety  (90) days after the close of the period covered  thereby,  an earnings  statement (in form complying with the  provisions  of Rule 158 under the 1933 Act)  covering  a  twelve-month period  beginning not later than the first day of the Company's  fiscal  quarter next following the effective date of the Registration Statement.

            n. The Company  shall  otherwise use its best efforts to comply with all  applicable  rules  and  regulations  of the  SEC  in  connection  with  any registration hereunder.

            o. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver,  and shall  cause legal  counsel  for the  Company to  deliver,  to the transfer  agent for such  Registrable  Securities  (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as EXHIBIT A.

            p. The Company shall take all other reasonable  actions necessary to expedite and facilitate  disposition by the Investors of Registrable  Securities pursuant to a Registration Statement.

         4. OBLIGATIONS OF THE INVESTOR.
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         The Investor  agrees that,  upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e),  the Investor  will  immediately  discontinue  disposition  of Registrable  Securities pursuant to any Registration  Statement(s) covering such Registrable  Securities  until  the  Investor's  receipt  of the  copies  of the supplemented  or amended  prospectus  contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required.  Notwithstanding anything to the contrary,  the Company shall cause its transfer agent to deliver  unlegended certificates  for shares of Common  Stock to a  transferee  of the  Investor  in accordance  with the terms of the Equity Line of Credit  Agreement in connection with any sale of Registrable  Securities  with respect to which the Investor has entered  into a contract  for sale prior to the  Investor's  receipt of a notice from the Company of the happening of any event of the kind  described in Section 3(f) or the  first  sentence  of 3(e) and for  which  the  Investor  has not yet settled.

         5. EXPENSES OF REGISTRATION.
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         All expenses  incurred in  connection  with  registrations,  filings or qualifications pursuant to Sections 2 and 3, including,  without limitation, all registration,  listing and qualifications fees,  printers,  legal and accounting fees shall be paid by the Company.

         6. INDEMNIFICATION.
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         With  respect  to  Registrable  Securities  which  are  included  in  a Registration Statement under this Agreement:

            a. To the fullest  extent  permitted by law, the Company  will,  and hereby does,  indemnify,  hold harmless and defend the Investor,  the directors, officers, partners, counsel, employees, agents,  representatives of, and each Person, if any, who  controls  the Investor  within the meaning of the 1933 Act or the 1934 Act (each,  an  "INDEMNIFIED  PERSON"),  against  any losses,  claims,  damages, liabilities,  judgments, fines, penalties, charges, costs, reasonable attorneys' fees,  amounts paid in settlement or expenses,  joint or several  (collectively, "CLAIMS") incurred in investigating,  preparing or defending any action,  claim, suit, inquiry,  proceeding,  investigation or appeal taken from the foregoing by or before any court or governmental,  administrative or other regulatory agency, body or the SEC,  whether  pending or threatened,  whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED Damages"), to which any of them may become subject  insofar as such Claims (or actions or  proceedings,  whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any  untrue  statement  or alleged  untrue  statement  of a  material  fact in a Registration Statement or any post-effective  amendment thereto or in any filing made in connection with the  qualification  of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered  ("BLUE SKY  FILING"),  or the  omission or alleged  omission to state a material fact required to be stated  therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final  prospectus (as amended or  supplemented, if the Company files any amendment  thereof or supplement  thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein,  in light of the circumstances  under which the  statements  therein were made,  not  misleading;  or (iii) any violation or alleged  violation  by the Company of the 1933 Act, the 1934 Act, any other law, including,  without  limitation,  any  state  securities  law,  or any  rule  or regulation  there  under  relating  to the  offer  or  sale  of the  Registrable Securities  pursuant to a  Registration  Statement (the matters in the foregoing clauses (i) through (iii) being, collectively,  "VIOLATIONS"). The Company shall reimburse  the  Investor  and each  such  controlling  person  promptly  as such expenses  are  incurred  and  are  due  and  payable,  for  any  legal  fees  or disbursements or other reasonable  expenses  incurred by them in connection with investigating  or  defending  any such  Claim.  Notwithstanding  anything to the contrary  contained  herein,  the  indemnification  agreement  contained in this Section 6(a):  (x) shall not apply to a Claim by an  Indemnified  Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information  furnished in writing to the Company by such Indemnified Person expressly  for  use in  connection  with  the  preparation  of the  Registration Statement or any such amendment thereof or supplement thereto;  (y) shall not be available  to the extent  such Claim is based on a failure  of the  Investor  to deliver  or to  cause to be  delivered  the  prospectus  made  available  by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect  regardless of any  investigation  made by or on behalf of the Indemnified Person.

            b. In connection with a Registration Statement,  the Investor agrees to  indemnify,  hold  harmless  and  defend,  to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the  Registration  Statement and each Person,  if any, who  controls  the  Company  within the  meaning of the 1933 Act or the 1934 Act (each an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become  subject,  under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or  Indemnified  Damages arise out of or is based upon any Violation,  in each  case to the  extent,  and  only to the  extent,  that  such Violation  occurs in reliance  upon and in conformity  with written  information furnished to the Company by the Investor  expressly for use in  connection  with such  Registration  Statement;  and,  subject to Section 6(d), the Investor will reimburse any legal or other expenses  reasonably incurred by them in connection with  investigating  or defending any such Claim;  provided,  however,  that the indemnity  agreement  contained  in this  Section  6(b) and the  agreement  with respect to  contribution  contained in Section 7 shall not apply to amounts paid in  settlement  of any Claim if such  settlement  is effected  without the prior written  consent  of the  Investor,  which  consent  shall  not be  unreasonably withheld;  provided,  further,  however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not  exceed  the  net  proceeds  to the  Investor  as a  result  of the  sale of Registrable Securities pursuant to such Registration  Statement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified  Party.  Notwithstanding  anything to the contrary contained herein, the  indemnification  agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue  statement  or omission of material  fact  contained  in the prospectus  was corrected and such new  prospectus was delivered to the Investor prior to the Investor's use of the prospectus to which the Claim relates.

            c. Promptly  after receipt by an  Indemnified  Person or Indemnified Party  under  this  Section  6 of notice of the  commencement  of any  action or proceeding  (including any governmental action or proceeding) involving a Claim, such  Indemnified  Person or  Indemnified  Party  shall,  if a Claim in  respect thereof is to be made  against  any  indemnifying  party  under this  Section 6, deliver to the indemnifying party a written notice of the commencement  thereof, and the  indemnifying  party shall have the right to participate in, and, to the extent the indemnifying  party so desires,  jointly with any other  indemnifying party similarly  noticed,  to assume control of the defense thereof with counsel mutually  satisfactory to the indemnifying  party and the Indemnified  Person or the  Indemnified  Party,  as  the  case  may  be;  provided,  however,  that  an Indemnified  Person or Indemnified  Party shall have the right to retain its own counsel  with the fees  and  expenses  of not  more  than one  counsel  for such Indemnified  Person or Indemnified  Party to be paid by the indemnifying  party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation  by such counsel of the Indemnified  Person or Indemnified  Party and the  indemnifying  party would be  inappropriate  due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party  represented  by such counsel in such  proceeding.  The  Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection  with any  negotiation  or defense of any such action or claim by the indemnifying  party and shall furnish to the indemnifying  party all information reasonably  available  to the  Indemnified  Party or  Indemnified  Person  which relates  to such  action  or  claim.  The  indemnifying  party  shall  keep  the Indemnified  Party or  Indemnified  Person fully apprised at all times as to the status of the defense or any settlement  negotiations  with respect thereto.  No indemnifying  party shall be liable for any  settlement of any action,  claim or proceeding effected without its prior written consent,  provided,  however, that the indemnifying party shall not unreasonably  withhold,  delay or condition its consent.  No indemnifying party shall,  without the prior written consent of the Indemnified  Party or  Indemnified  Person,  consent to entry of any judgment or enter into any  settlement  or other  compromise  which  does not  include as an unconditional  term  thereof  the giving by the  claimant or  plaintiff  to such Indemnified  Party or  Indemnified  Person of a release  from all  liability  in respect to such claim or litigation.  Following  indemnification as provided for hereunder,  the  indemnifying  party  shall be  subrogated  to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations  relating to the matter for which indemnification has been made. The  failure  to  deliver  written  notice to the  indemnifying  party  within a reasonable  time of the  commencement  of any such action shall not relieve such indemnifying  party of any liability to the  Indemnified  Person or  Indemnified Party under this Section 6, except to the extent that the indemnifying  party is prejudiced in its ability to defend such action.

            d. The  indemnification  required by this Section 6 shall be made by periodic  payments of the amount thereof during the course of the  investigation or defense, as and when bills are received or Indemnified Damages are incurred.

            e. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the  indemnifying  party or others,  and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

         7. CONTRIBUTION.
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         To  the  extent  any   indemnification  by  an  indemnifying  party  is prohibited or limited by law, the indemnifying  party agrees to make the maximum contribution  with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable  Securities guilty of fraudulent  misrepresentation (within  the  meaning of Section  11(f) of the 1933 Act)  shall be  entitled  to contribution  from any seller of  Registrable  Securities  who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds  received by such seller from the sale of such Registrable Securities.

         8. REPORTS UNDER THE 1934 ACT.
            --------------------------

         With a view to making  available  to the  Investor the benefits of Rule 144 promulgated  under the 1933 Act or any similar rule or regulation of the SEC that may at any time permit the  Investors to sell  securities of the Company to the public without registration ("RULE 144") the Company agrees to:

            a. make and keep public  information  available,  as those terms are understood and defined in Rule 144;

            b.  file  with the SEC in a timely  manner  all  reports  and  other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company  remains  subject to such  requirements  (it being  understood  that nothing  herein shall limit the Company's  obligations  under Section 6.3 of the Equity  Line of  Credit  Agreement)  and the  filing of such  reports  and other documents is required for the applicable provisions of Rule 144; and

            c. furnish to the Investor so long as the Investor owns  Registrable Securities,  promptly upon request,  (i) a written statement by the Company that it has complied  with the reporting  requirements  of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent  annual or quarterly  report of the Company and such other reports and documents so filed by the Company,  and (iii) such other information as may be reasonably  requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

         9. AMENDMENT OF REGISTRATION RIGHTS.
            --------------------------------

         Provisions of this Agreement may be amended and the observance  thereof may  be  waived  (either  generally  or  in a  particular  instance  and  either retroactively  or  prospectively),  only with the written consent of the Company and the  Investor.  Any  amendment or waiver  effected in  accordance  with this Section 9 shall be binding upon the Investor and the Company.  No  consideration shall be  offered  or paid to any  Person  to amend or  consent  to a waiver  or modification  of  any  provision  of any  of  this  Agreement  unless  the  same consideration also is offered to all of the parties to this Agreement.

        10. MISCELLANEOUS.
            -------------

            a. A Person  is  deemed  to be a holder  of  Registrable  Securities whenever  such  Person  owns or is  deemed  to own of  record  such  Registrable Securities.  If  the  Company  receives  conflicting  instructions,  notices  or elections  from  two or  more  Persons  with  respect  to the  same  Registrable Securities,  the  Company  shall act upon the basis of  instructions,  notice or election received from the registered owner of such Registrable Securities.

            b. Any notices,  consents,  waivers or other communications required or  permitted to be given under the terms of this  Agreement  must be in writing and will be deemed to have been  delivered:  (i) upon  receipt,  when  delivered personally;  (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending  party);  or (iii) one  business  day after  deposit  with a  nationally recognized  overnight  delivery service,  in each case properly addressed to the party to  receive  the  same.  The  addresses  and  facsimile  numbers  for such communications shall be:

If to the Company, to:	CYBERLUX CORPORATION
50 Orange Road
PO BOX 2010
Pinehurst, NC 28370-2010
Attention: Donald Evans
Telephone: (910) 235-0066
Facsimile: (910) 235-0933

With a copy to:	John W. Ringo, Esq.
241 Lamplighter Lane
Marietta, GA 30067
Telephone: (770) 952-1904
Facsimile: (770) 952-0894

If to the Investor, to:	Cornell Capital Partners, LP
101 Hudson Street - Suite 3606
Jersey City, NJ 07302
Attention: Mark Angelo
Portfolio Manager
Telephone: (201) 985-8300
Facsimile: (201) 985-8266

With copy to:	Seth A. Farbman, P.C.
Seth A. Farbman, Esq.
301 Eastwood Road
Woodmere, New York 11598
Telephone: 516-569-6089
Facsimile: 516-569-6084

Any party may  change  its  address  by  providing  written  notice to the other parties  hereto at least five days prior to the  effectiveness  of such  change. Written  confirmation  of receipt  (A) given by the  recipient  of such  notice, consent,  waiver or other  communication,  (B)  mechanically  or  electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile  number  and an image of the first  page of such  transmission  or (C) provided by a courier or overnight courier service shall be rebuttable  evidence of  personal  service,  receipt  by  facsimile  or  receipt  from  a  nationally recognized  overnight  delivery  service in accordance  with clause (i), (ii) or (iii) above, respectively.

            c.  Failure of any party to exercise  any right or remedy under this Agreement or otherwise,  or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

            d. The corporate laws of the State of Nevada shall govern all issues concerning  the  relative  rights of the  Company  and the  Investor.  All other questions concerning the construction,  validity, enforcement and interpretation of this  Agreement  shall be governed by the  internal  laws of the State of New Jersey,  without giving effect to any choice of law or conflict of law provision or rule  (whether  of the State of New  Jersey or any other  jurisdiction)  that would cause the application of the laws of any jurisdiction other than the State of New  Jersey.  Each party  hereby  irrevocably  submits  to the  non-exclusive jurisdiction  of the  Superior  Courts of the State of New  Jersey,  sitting  in Hudson County, New Jersey and the Federal District Court for the District of New Jersey  sitting in Newark,  New  Jersey,  for the  adjudication  of any  dispute hereunder or in connection herewith or with any transaction  contemplated hereby or discussed herein, and hereby irrevocably  waives, and agrees not to assert in any suit, action or proceeding,  any claim that it is not personally  subject to the  jurisdiction  of any such court,  that such suit,  action or  proceeding is brought  in an  inconvenient  forum or that the  venue of such  suit,  action or proceeding is improper. Each party hereby irrevocably waives personal service of process  and  consents  to  process  being  served in any such  suit,  action or proceeding  by  mailing a copy  thereof to such  party at the  address  for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient  service of process and notice  thereof.  Nothing  contained herein  shall be deemed to limit in any way any  right to serve  process  in any manner  permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction  or the  validity  or  enforceability  of  any  provision  of  this Agreement in any other  jurisdiction.  EACH PARTY HEREBY  IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST,  A JURY TRIAL FOR THE ADJUDICATION OF ANY  DISPUTE  HEREUNDER  OR IN  CONNECTION  HEREWITH  OR ARISING  OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

            e. This  Agreement,  the  Equity  Line of Credit  Agreement  and the Escrow  Agreement  constitute the entire agreement among the parties hereto with respect to the subject  matter  hereof and thereof.  There are no  restrictions, promises, warranties or undertakings,  other than those set forth or referred to herein and therein. This Agreement,  the Equity Line of Credit Agreement and the Escrow  Agreement  supersede all prior agreements and  understandings  among the parties hereto with respect to the subject matter hereof and thereof.

            f. This Agreement  shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

            g. The headings in this  Agreement are for  convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall  constitute one and the same agreement.  This Agreement,  once executed by a party,  may be delivered to the other party hereto by  facsimile  transmission  of a copy of this  Agreement bearing the signature of the party so delivering this Agreement.

            i.  Each  party  shall  do and  perform,  or  cause  to be done  and performed,  all such further acts and things,  and shall execute and deliver all such other  agreements,  certificates,  instruments and documents,  as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            j. The  language  used in this  Agreement  will be  deemed to be the language  chosen by the parties to express  their mutual  intent and no rules of strict construction will be applied against any party.

            k. This  Agreement is intended for the benefit of the parties hereto and  their  respective  permitted  successors  and  assigns,  and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF,  the parties have caused this  Registration  Rights Agreement to be duly executed as of day and year first above written.

COMPANY:
CYBERLUX CORPORATION

By: /s/ Donald Evans
----------------------------
Name: Donald Evans
Title: CEO

INVESTOR:
CORNELL CAPITAL PARTNERS, LP

By: Yorkville Advisors, LLC
Its: General Partner

By: /s/ Mark Angelo
----------------------------
Name: Mark Angelo
Title: Portfolio Manager

                                                                      EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[TRANSFER AGENT]
ATTN:_____________________________

Re: CYBERLUX CORPORATION
---------------------------

Ladies and Gentlemen:

         We are counsel to Cyberlux Corporation, a Nevada corporation (the "COMPANY"),  and have  represented  the Company in connection  with that certain Equity Line of Credit Agreement (the "EQUITY LINE OF CREDIT AGREEMENT")  entered into  by  and  between  the  Company  and  Cornell  Capital  Partners,  LP  (the "INVESTOR")  pursuant to which the Company issued to the Investor  shares of its Common Stock, par value $0.001 per share (the "COMMON STOCK").  Pursuant to the Equity  Line  of  Credit  Agreement,   the  Company  also  has  entered  into  a Registration  Rights  Agreement  with the  Investor  (the  "REGISTRATION  RIGHTS AGREEMENT")  pursuant  to which the  Company  agreed,  among  other  things,  to register  the  Registrable  Securities  (as defined in the  Registration  Rights Agreement)  under the  Securities  Act of 1933, as amended (the "1933 ACT").  In connection  with  the  Company's   obligations  under  the  Registration  Rights Agreement,  on ____________ ____, the Company filed a Registration  Statement on Form ________ (File No.  333-_____________) (the "REGISTRATION  STATEMENT") with the Securities and Exchange  Commission  (the "SEC") relating to the Registrable Securities which names the Investor as a selling stockholder thereunder.

         In connection  with the  foregoing,  we advise you that a member of the SEC's  staff has  advised  us by  telephone  that the SEC has  entered  an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF  EFFECTIVENESS]  on [ENTER DATE OF  EFFECTIVENESS]  and we have no knowledge, after  telephonic  inquiry of a member of the SEC's  staff,  that any stop order suspending its  effectiveness  has been issued or that any  proceedings for that purpose  are  pending  before,  or  threatened  by, the SEC and the  Registrable Securities  are  available  for  resale  under  the  1933  Act  pursuant  to the Registration Statement.

                                 Very truly yours,

                                 [ISSUER'S COUNSEL]

                                 By: ____________________________________

cc:      CORNELL CAPITAL PARTNERS, LP